FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


         This First Amendment to Second Amended and Restated Loan and Security Agreement ("Amendment") is dated as of June 30, 2000 and is entered into by and between Guardian International, Inc. ("Borrower"), the Borrowing Subsidiaries from time to time parties thereto and Heller Financial, Inc., ("Lender").

         WHEREAS, Lender and Borrower are parties to a certain Second Amended and Restated Loan and Security Agreement dated February 23, 1998 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

         2. Amendments. Subject to the conditions set forth below, the Agreement is amended as follows:

                  (a) Paragraph (2) of Subsection 2.1 is amended by deleting such subsection in its entirety and inserting the following in lieu thereof:

                  "2.1 (2) "Borrowing Base" means, as of any date of determination, an amount equal to the lesser of (a) Borrowers' Pro Forma EBIDAT as of the last day of the most recently ended fiscal month for the trailing twelve-month period then ended, multiplied by 4.00, or (b) aggregate MRI in respect of all Contracts of Borrowers as of the last day of the then most recently ended month, multiplied by 25. The Borrowing Base shall be determined from time to time based on the most recent Borrowing Base Certificate delivered by Borrower Representative to Lender. "Pro Forma EBIDAT" shall be defined and calculated in accordance with the Borrowing Base Certificate attached hereto as Exhibit A."

                  (b) Annex A attached to the Agreement is amended by deleting the definition of "Expiry Date" in its entirety and inserting the following in lieu thereof:

                  "Expiry Date" means the earlier of (a) the suspension (subject to reinstatement) of the Lender's obligations to make Loans pursuant to subsection 8.2, (b) the acceleration of the Obligations pursuant to subsection 8.3 or (c) June 30, 2002.

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         3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

                  (a) Borrower shall have executed and delivered this Amendment and such other documents and instruments as Lender may require shall have been executed and/or delivered to Agent;

                  (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel;

                  (c) No Default or Event of Default shall have occurred and be continuing; and

                  (d) Borrower shall have paid Lender an amendment fee in the amount of $150,000.


         4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrower represents and warrants to Lender:

                  (a) that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower;

                  (b) that each of the representations and warranties set forth in Section 4 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof; and

         5. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6. References. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

         7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         8. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement.

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Except as expressly modified
and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


Heller Financial, Inc.,                       GUARDIAN INTERNATIONAL, INC.

By:  /s/Scott E. Gast                         By: /s/ Darius G. Nevin
     ----------------                             -------------------
Title: Assistant Vice President               Title:  Chief Financial Officer
                                                      and Vice President





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